Exhibit 10.3

LOCK-UP AGREEMENT

July 24, 2026

D. Boral Capital LLC

590 Madison Avenue, 39th Floor
New York, NY 10022

Re:	Securities Purchase Agreement, dated July 24, 2026, (the “SPA”) by and between NanoViricides, a Delaware corporation (the “Company”) and D. Boral Capital LLC (the “Placement Agent”)

Ladies and Gentlemen:

The undersigned irrevocably agrees with the Company that, from the date hereof until thirty (30) days following the date of the Securities Purchase Agreement (the “Purchase Agreement”) entered into by and between the Company and the purchaser signatories thereto (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate (as defined in the Purchase Agreement) of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any shares of common stock of the Company or securities convertible, exchangeable or exercisable into, shares of common stock of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this letter agreement. The Placement Agent may consent to an early release from the Restriction Period if, in their sole and absolute discretion, the market for the Securities would not be adversely impacted by sales and in cases of financial emergency.

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Securities in accordance with any of the following:

(i)            transfers as a bona fide gift or gifts or to a charity or educational institution;

(ii)           transfers to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned;

(iii)          if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) transfers to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned, (2) distributions of shares of common stock or any security convertible into or exercisable for common stock to limited partners, limited liability company members or stockholders of the undersigned, or (3) in connection with a sale, merger or transfer of all or substantially all of the assets of the undersigned or any other change of control of the undersigned, not undertaken for the purpose of avoiding the restrictions imposed by this letter agreement;

(iv)         if the undersigned is a trust, transfers to the beneficiary of such trust;

(v)          transfers by testate succession or intestate succession;

(vi)         to cover the payment of the exercise prices or the payment of taxes associated with the exercise or vesting of equity awards that were issued under any equity compensation plan of the Company;

(vii)        transfers pursuant to the Purchase Agreement; or

(viii)       by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce decree.

provided, that (A) except with respect to clauses (vi), (vii) and (viii), such transfer shall not involve a disposition for value, and (B) except with respect to clauses (vi) and (vii), the transferee agrees in writing with the Placement Agent and the Company to be bound by the terms of this letter agreement. For purposes of this letter agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, the lock-up restrictions provided in the first paragraph of this letter agreement shall not apply to the transfer of any or all of the Securities owned by the undersigned as follows: (a) pursuant to a tender offer, merger, stock sale, recapitalization, consolidation or similar transaction involving the Company or (b) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act so long as such plan does not permit the transfer of the Securities during the Restriction Period other than as otherwise allowed pursuant to this letter agreement. In addition, notwithstanding the foregoing, this letter agreement shall not restrict the delivery of shares of common stock to the undersigned upon the exercise or vesting of a stock option or other award under the Company’s equity-based incentive plan.

The undersigned acknowledges that the execution, delivery and performance of this letter agreement is a material inducement to the Placement Agent to perform under the Placement Agency Agreement and that the Placement Agent (which shall be third party beneficiaries of this letter agreement) and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this letter agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Placement Agency Agreement and the Purchase Agreement.

This letter agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, the Placement Agent and the undersigned. This letter agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this letter agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Letter of Engagement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this letter agreement does not intend to create any relationship between the undersigned and the Placement Agent and that no issuance or sale of the Securities is created or intended by virtue of this letter agreement.

This letter agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Placement Agent.

*** SIGNATURE PAGE FOLLOWS***

This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

Position in Company, if any

Address for Notice:

Number of shares of Common Stock

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement

NANOVIRICIDES, INC.

By:
Name: Anil R. Diwan
Title: Chief Executive Officer

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